UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On August 18, 2020, NiSource Inc.’s (“NiSource”) previously announced tender offer (the “Any and All Tender Offer”) to purchase for cash the debt securities identified in the table below (collectively, the “Any and All Notes”) expired at 5:00 p.m. New York City time. The table below lists the aggregate principal amount of each series of the Any and All Notes that were accepted for purchase and the aggregate principal amount that remains outstanding for each series of Any and All Notes. NiSource has called for redemption all of the remaining Any and All Notes which were not tendered or not accepted for purchase in the Any and All Tender Offer.

Title of Notes	Principal Amount Accepted for Purchase	Principal Amount Outstanding After Any and All Tender Offer
4.45% Notes due 2021	$2,922,000	$60,630,000
2.650% Notes due 2022	$415,270,000	$84,730,000
3.85% Notes due 2023	$146,559,000	$103,441,000
3.650% Notes due 2023	$254,453,000	$95,547,000

The amounts listed in the table above under the heading “Principal Amount Accepted for Purchase” exclude $20,000 aggregate principal amount of the 4.45% Notes due 2021, $1,727,000 aggregate principal amount of the 2.650% Notes due 2022, $137,000 aggregate principal amount of the 3.85% Notes due 2023 and $968,000 aggregate principal amount of the 3.650% Notes due 2023 tendered pursuant to the guaranteed delivery procedures described in the Offer to Purchase, dated August 12, 2020, and the related notice of guaranteed delivery provided in connection with the Any and All Tender Offer, which remain subject to the holders’ performance of the delivery requirements under such procedures.

The aggregate purchase price for the Any and All Notes accepted for purchase in the Any and All Tender Offer as of the date hereof, including accrued interest, was $880,322,414.06.

On August 18, 2020, NiSource issued a press release announcing the expiration of the Any and All Tender Offer and announcing the purchase prices payable in connection with the Any and All Tender Offer. A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release concerning the Any and All Tender Offer, dated August 18, 2020, issued by NiSource Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: August 19, 2020	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer